Exhibit 10.58

TERM LOAN NOTE

US$_________________	May ___, 2023

FOR VALUE RECEIVED, and pursuant to that certain Senior Secured Loan Agreement of even date herewith, as amended or supplemented from time to time (the “Loan Agreement”), by and among the Loan Parties thereto and KGPLA Holdings, LLC, a Delaware limited liability company or its assigns (the “Payee”), the undersigned (the “Borrower”) absolutely and unconditionally promises to pay to the order of the Payee, the principal sum of Ninety Thousand U.S. Dollars and No Cents (US$90,000.00) plus interest from the date hereof at the rate ten percent (10%) per annum (the “Interest Rate”) on the outstanding principal balance as of the Interest Payment Date (as defined below), payable in the manner described below.

(a) Principal Payments. Commencing on May __, 2023 and continuing on the same day of each week thereafter until fully paid, Borrower will make weekly payments of principal in an amount equal to US$25,000 by wire transfer of immediately available funds to the account designated by the Payee in a separate writing.

(b)Interest Payments. Commencing on May __, 2023 on the same day of each week thereafter (“Interest Payment Date”) until the date that the principal is fully paid pursuant to clause (a) above, Borrower will make weekly payments of interest at the Interest Rate, as calculated pursuant to Section 2.07 of the Loan Agreement.

Whenever any payment of principal or interest shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

The entire outstanding principal amount together with all accrued interest thereon and other monetary obligations due and owing by Borrower pursuant to the Loan Agreement shall be paid in full by not later than the Maturity Date, or an earlier date on which an Event of Default occurs, if applicable.

This Term Loan Note (this “Note”) is evidence of borrowings under, is subject to the terms and conditions of and has been issued by the Borrower in accordance with the terms of, the Loan Agreement, and is the Refinanced Senior Secured Promissory Note referred to therein. The Payee, and any holder hereof, is entitled to the benefits and subject to the conditions of the Loan Agreement and may enforce the agreements of the Loan Parties contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. This Note is secured by the Security Documents described in the Loan Agreement.

All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

If any Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

The Borrower and every endorser and Guarantor of this Note or the obligation represented hereby waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party primarily or secondarily liable.

This Note shall be deemed to take effect as a sealed instrument under the laws of the State of Florida and for all purposes shall be construed in accordance with such laws (without regard to conflicts of laws rules).

[Signature Page Follows]

1

[Signature Page to Term Loan Note]

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

BORROWER:

Athena Bitcoin Global, a Nevada corporation

By:___________________________

Name: Matias Goldenhorn

Title: President

2